                                                                   EXHIBIT 10.31

                                AMENDMENT NO. 2

                        ODYSSEY REINSURANCE CORPORATION
                     RESTATED SUPPLEMENTAL RETIREMENT PLAN

     The Plan named above gives the Employer the right to amend it at any time. According to that right, the Plan is amended as provided below:

Effective January 1, 2000,

     by striking the following:

          Title Page
          Page 4
          Page 5
          Appendix A

     and substituting the following:

          Title Page
          Page 4
          Page 5
          Appendix A

     The provisions and conditions set forth on any page of this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     Unless otherwise stated on any page of this amendment, eligibility for any benefits and the amount of such benefits payable to or on behalf of an individual who is an Inactive Participant on the effective date(s) stated above, shall be determined according to the provisions of the Plan as in effect on the day before he become an Inactive Participant.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

     Signed this 11 day of April, 2001.

ODYSSEY AMERICA REINSURANCE CORPORATION            ODYSSEY REINSURANCE CORPORATION

           By /s/ DONALY L. SMITH                             By /s/ DONALD L. SMITH
--------------------------------------------       --------------------------------------------
           Senior Vice President                              Senior Vice President
--------------------------------------------       --------------------------------------------
                   Title                                              Title

                       AMEND. NO. 2 PAGE DTD. 01/01/2000

                                ODYSSEY AMERICA
                            REINSURANCE CORPORATION
                             RESTATED SUPPLEMENTAL
                                RETIREMENT PLAN

Effective: January 1, 1989

                       AMEND. NO. 2 PAGE DTD. 01/01/2000

     BENEFICIARY means the person or persons named by a Participant to receive any benefits under this Plan upon the Participant's death. See the BENEFICIARY SECTION of Article IX.

     CODE means the Internal Revenue Code of 1986, as amended.

     DEFINED BENEFIT PLAN means the Odyssey America Reinsurance Corporation Restated Employees Retirement Plan.

     EARLY RETIREMENT DATE means the Participant's early retirement date under the Defined Benefit Plan.

     ELIGIBLE EMPLOYEE means any Employee of the Employer who qualifies to participate in the Defined Benefit Plan.

     EMPLOYEE means an individual who is employed by the Employer.

     EMPLOYER means Odyssey America Reinsurance Corporation or any Adopting Employer.

     ENTRY DATE means the date an Employee first enters the Plan as an Active Participant. See the ACTIVE PARTICIPANT SECTION of Article II.

     FISCAL YEAR means the Employer's taxable year. The last day of the Fiscal Year is December 31.

                       AMEND. NO. 2 PAGE DTD. 01/01/2000

     INACTIVE PARTICIPANT means a former Active Participant who is no longer a Participant in the Plan, but is entitled to receive a Supplemental Retirement Benefit under the Plan. See the INACTIVE PARTICIPANT SECTION of Article II.

     LATE RETIREMENT DATE means the late retirement date as defined in the Defined Benefit Plan.

     NORMAL RETIREMENT DATE means a Participant's normal retirement date as defined in the Defined Benefit Plan.

     PARTICIPANT means either an Active Participant or an Inactive Participant.

     PLAN means the Odyssey America Reinsurance Corporation Restated Supplemental Retirement Plan of the Employer set forth in this document, including any later amendments to it.

     PLAN ADMINISTRATOR means the Odyssey America Reinsurance Corporation Benefit Plan Administrative Committee.

     PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

                       AMEND. NO. 2 PAGE DTD. 01/01/2000

                                   APPENDIX A

                    Odyssey America Reinsurance Corporation
                     Restated Supplemental Retirement Plan
                                  Participants

                                 James F. Dowd
                              Steven J. Bensinger
                               Charles H. Jaeger
                               Thomas J. McGeough
                               Howard N. Anderson
                               Gerald J. Sheehan
                                Bernard O. Meyer
                              Robert F. McDonnell
                                Bernard J. Mone
                                 Paul H. Myers
                                William R. Egan
                                Robert H. Burns
                               James J. Farrelly
                                 John W. Patane
                                 Albert J. Beer
                               Gregory E. Leonard
                              George E. Ratcliffe
                                Laszlo K. Gonye

                                AMENDMENT NO. 1

                    SKANDIA AMERICA REINSURANCE CORPORATION
                     RESTATED SUPPLEMENTAL RETIREMENT PLAN

     The Plan named above gives the Employer the right to amend it at any time, according to that right, the Plan is amended, effective May 31, 1996, as provided below:

     By striking the words "SKANDIA AMERICA REINSURANCE CORPORATION RESTATED SUPPLEMENTAL RETIREMENT PLAN" and substituting the words "ODYSSEY REINSURANCE CORPORATION RESTATED SUPPLEMENTAL RETIREMENT PLAN".

     By striking the definition of DEFINED BENEFIT PLAN in the DEFINITIONS SECTION of Article I and substituting the following:

     DEFINED BENEFIT PLAN means the Odyssey Reinsurance Corporation Restated Employees Retirement Plan.

     By striking the definition of EMPLOYER in the DEFINITIONS SECTION of
Article I and substituting the following:

     EMPLOYER means Odyssey Reinsurance Corporation or any Adopting Employer.

     By striking the definition of PLAN in the DEFINITIONS SECTION of Article I and substituting the following:

     PLAN means the Odyssey Reinsurance Corporation Restated Supplemental Retirement Plan of the Employer set forth in this document, including any later amendments to it.

     By striking the definition of PLAN ADMINISTRATION in the DEFINITIONS SECTION of Article I and substituting the following:

     PLAN ADMINISTRATOR means Odyssey Reinsurance Corporation Benefit Plan Administrative Committee.

     By striking the words "Skandia America Reinsurance Corporation Restated Supplemental Retirement Plan Participants" in APPENDIX A, and substituting the following in lieu thereof: "Odyssey Reinsurance Corporation Restated Supplemental Retirement Plan Participants".

     The provisions and conditions set forth in this amendment are a part of the Plan as fully as if recited over the signature(s) below.

     By signing this amendment, the Employer acknowledges having counseled to the extent necessary with selected legal and tax advisors regarding the amendment's legal and tax implications.

Signed this 19 day of December, 1997.

ODYSSEY REINSURANCE CORPORATION

By /s/ Donald L. Smith
   ---------------------------------------------
   Title: VP, General Counsel &
          Corporate Secretary

                                    3/12/92

                    SKANDIA AMERICA REINSURANCE CORPORATION

                     RESTATED SUPPLEMENTAL RETIREMENT PLAN

Effective: January 1, 1989

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
ARTICLE I FORMAT AND DEFINITIONS............................    3
Section 1.01. Format........................................    3
Section 1.02. Definitions...................................    3
ARTICLE II PARTICIPATION....................................    6
Section 2.01. Active Participant............................    6
Section 2.02. Inactive Participant..........................    7
Section 2.03. Cessation of Participation....................    8
ARTICLE III UNFUNDED BENEFITS...............................    8
Section 3.01. Benefits......................................    8
ARTICLE IV SUPPLEMENTAL RETIREMENT BENEFITS.................    9
Section 4.01. Supplemental Retirement Benefit...............    9
Section 4.02. Amount of Benefit at Retirement...............   10
Section 4.03. Vesting.......................................   10
ARTICLE V OTHER BENEFITS....................................   10
Section 5.01. Death Benefits................................   10
Section 5.02. Disability Benefits...........................   11
Section 5.03. Other Benefits................................   11
ARTICLE VI WHEN BENEFITS START AND DISTRIBUTION OF
  BENEFITS..................................................   11
Section 6.01. When Benefits Start...........................   11
Section 6.02. Forms of Distribution.........................   11
ARTICLE VII TERMINATION OF PLAN.............................   12
ARTICLE VIII ADMINISTRATION OF PLAN.........................   12
Section 8.01. Administration................................   12
Section 8.02. Records.......................................   13
Section 8.03. Delegation of Authority.......................   14
ARTICLE IX GENERAL PROVISIONS...............................   14
Section 9.01. Amendments....................................   14
Section 9.02. Employment Status.............................   14
Section 9.03. Final Payment.................................   14
Section 9.04. Beneficiary...................................   15
Section 9.05. Nonalienation of Benefits.....................   15
Section 9.06. Construction..................................   15
Section 9.07. Legal Actions.................................   16
Section 9.08. Word Usage....................................   16

                                  INTRODUCTION

     The Employer is establishing a nonqualified, unfunded retirement plan which has been designed as, and is intended to be, an unfunded plan for purposes of the Employee Retirement Income Security Act of 1974, as amended, and a nonqualified plan under the Internal Revenue Code of 1986, including any later amendments to the Code. The plan is effective January 1, 1989 and is intended to succeed and amend the Excess Benefit Plan adopted by the board of directors of the Employer on July 25, 1978. The plan is designed to continue to provide benefits for a select group of highly compensated employees and to provide benefits to a group of employees whose benefits were affected as a result of the amendment of the Employer's retirement plan. The Employer agrees to operate the plan according to the terms, provisions and conditions set forth in this document.

     Any funds accumulated for purposes of providing benefits under this plan are fully available to satisfy the claims of the Employer's creditors. Participants have no greater rights with regard to such fund than any other general creditor of the Employer.

                                   ARTICLE I

                             FORMAT AND DEFINITIONS

SECTION 1.01. FORMAT.

     Words and phrases defined in the DEFINITIONS SECTION of Article I shall have that defined meaning when used in this Plan, unless the context clearly indicates otherwise.

     These words and phrases will have an initial capital letter to aid in identifying them as defined terms.

SECTION 1.02. DEFINITIONS.

     ACTIVE PARTICIPANT means an Eligible Employee who is actively participating in the Plan according to the provisions in the ACTIVE PARTICIPANT SECTION of
Article II.

     ADOPTING EMPLOYER means an employer controlled by or affiliated with the Employer and listed in the ADOPTING EMPLOYERS -- SINGLE PLAN SECTION of Article II.

     ANNUITY STARTING DATE means, for a Participant, the first day of the first period for which an amount is payable as an annuity or any other form pursuant to the Defined Benefit Plan.

     BENEFICIARY means the person or persons named by a Participant to receive any benefits under this Plan upon the Participant's death. See the BENEFICIARY SECTION of Article IX.

     CODE means the Internal Revenue Code of 1986, as amended.

     DEFINED BENEFIT PLAN means the Skandia America Reinsurance Corporation Restated Employees Retirement Plan.

     EARLY RETIREMENT DATE means the Participant's early retirement date under the Defined Benefit Plan.

     ELIGIBLE EMPLOYEE means any Employee of the Employer who qualifies to participate in the Defined Benefit Plan.

     EMPLOYEE means an individual who is employed by the Employer.

     EMPLOYER means Skandia America Reinsurance Corporation or any Adopting Employer.

     ENTRY DATE means the date an Employee first enters the Plan as an Active Participant. See the ACTIVE PARTICIPANT SECTION of Article II.

     FISCAL YEAR means the Employer's taxable year. The last day of the Fiscal Year is December 31.

     INACTIVE PARTICIPANT means a former Active Participant who is no longer a Participant in the Plan, but is entitled to receive a Supplemental Retirement Benefit under the Plan. See the INACTIVE PARTICIPANT SECTION of Article II.

     LATE RETIREMENT DATE means the late retirement date as defined in the Defined Benefit Plan.

     NORMAL RETIREMENT DATE means a Participant's normal retirement date as defined in the Defined Benefit Plan.

     PARTICIPANT means either an Active Participant or an Inactive Participant.

     PLAN means the Skandia America Reinsurance Corporation Restated Supplemental Retirement Plan of the Employer set forth in this document, including any later amendments to it.

     PLAN ADMINISTRATOR means the Skandia America Reinsurance Corporation Benefit Plan Administrative Committee.

     PLAN YEAR means a period beginning on a Yearly Date and ending on the day before the next Yearly Date.

     REENTRY DATE means the date a former Active Participant reenters the Plan. See the ACTIVE PARTICIPANT SECTION of Article II.

     RETIREMENT DATE means the date a retirement benefit will begin and is a Participant's Early, Normal or Late Retirement Date, as the case may be.

     SUPPLEMENTAL RETIREMENT BENEFIT means the benefit payable under the Plan.

     YEARLY DATE means January 1, 1989, and the same day of each year thereafter.

                                   ARTICLE II

                                 PARTICIPATION

SECTION 2.01. ACTIVE PARTICIPANT.

     (a) An Employee shall first become an Active Participant in the Plan on the earliest monthly date on or after January 1, 1989, on which he is an Eligible Employee. This date is his Entry Date.

        If a person has been an Eligible Employee, but is not an Eligible Employee on the date which would have been his Entry Date, he shall become an Active Participant on the date he again becomes an Eligible Employee. This date is his Entry Date.

     (b) An Inactive Participant shall again become an Active Participant in the Plan on the date he again performs an hour of service as an Eligible Employee. This date is his Reentry Date.

     Upon again becoming an Active Participant, he shall cease to be an Inactive Participant.

SECTION 2.02. INACTIVE PARTICIPANT.

     An Active Participant shall become an Inactive Participant (stop accruing benefits under the Plan) on the earliest of the following:

     (a) The date on which he ceases to be an Eligible Employee (on his Retirement Date if he ceases to be an Eligible Employee within one month of his Retirement Date).

     (b)   The effective date of complete termination of the Plan.

SECTION 2.03. CESSATION OF PARTICIPATION.

     A Participant, whether active or inactive, shall cease to be a Participant on the date of termination of participation pursuant, to the Defined Benefit Plan.

                                  ARTICLE III

                               UNFUNDED BENEFITS

SECTION 3.01. BENEFITS.

     Benefits under the Plan are not funded, but shall be paid by the Employer as and when they become due.

     (a) Nothing contained in this Plan, and no action taken pursuant to its provisions by either party hereto, shall create, or be construed to create a fiduciary relationship between the Employer and the Participant or any other person. The obligation of the Employer is purely contractual and shall not be funded or secured in any way.

     (b) The payments to the Participant hereunder, if any, shall be made from assets that shall continue, for all purposes, to be a part of the general assets of the Employer, and no person shall have, by virtue of the provisions of the Plan, any interest in such assets. To the extent that any person acquires a right to receive payments from the Employer under the provisions hereof, such right shall be no greater than the might of any unsecured general creditor of the Employer.

                                   ARTICLE IV

                        SUPPLEMENTAL RETIREMENT BENEFITS

SECTION 4.01. SUPPLEMENTAL RETIREMENT BENEFIT.

     A Participant shall be entitled to a Supplemental Retirement Benefit equal to the excess, if any, of (a) over (b), as follows:

     (a)   equals the combination of (i) and (ii) below:

        (i) the benefit under the Defined Benefit Plan to which a Participant as listed in Appendix A would have been entitled had the benefit formula under the Defined Benefit Plan, which was in effect on December 31, 1988, continued in effect until the Participant were to become entitled to a benefit under the Defined Benefit Plan; and
            (ii) the benefit under the Defined Benefit Plan to which any Participant would be entitled under the Defined Benefit Plan computed without regard to the limitation of Sections 415 and 401(a)(17) of the Code.

     (b) equals the actual benefit payable to the Participant pursuant to the Defined Benefit Plan.

SECTION 4.02. AMOUNT OF BENEFIT AT RETIREMENT.

     An Active Participant's retirement benefit pursuant to the Plan on his Retirement Date shall be equal to his Supplemental Retirement Benefit as determined under Section 4.01 on such date.

SECTION 4.03. VESTING.

     The Supplemental Retirement Benefit provided for by this Article IV shall be payable only if the Participant is vested pursuant to the Defined Benefit Plan.

                                   ARTICLE V

                                 OTHER BENEFITS

SECTION 5.01. DEATH BENEFITS.

     If a married Participant dies before his Annuity Starting Date but after vesting pursuant to the Defined Benefit Plan, a death benefit equal to the Supplemental Retirement Benefit as determined under Section 4.01 shall be paid in the same manner and form as the benefit paid under the Defined Benefit Plan.

     Any death benefit after the Annuity Starting Date will be determined by the form of retirement benefit being paid under the Defined Benefit Plan.

SECTION 5.02. DISABILITY BENEFITS.

     An Active Participant shall continue to participate in this Plan if he becomes Totally and Permanently Disabled to the same extent that he continues to participate in the Defined Benefit Plan.

SECTION 5.03. OTHER BENEFITS.

     A Participant who becomes an Inactive Participant before retirement or death will be entitled to a Supplemental Retirement Benefit as determined pursuant to Section 4.

                                   ARTICLE VI

                WHEN BENEFITS START AND DISTRIBUTION OF BENEFITS

SECTION 6.01. WHEN BENEFITS START.

     Benefits payable to or on behalf of a Participant under the Plan will start when benefits are payable to or on behalf of a Participant under the Defined Benefit Plan start.

SECTION 6.02. FORMS OF DISTRIBUTION.

     The Supplemental Retirement Benefit payable to or on behalf of a Participant shall be in the same form as the benefit payable under the Defined Benefit Plan.

                                  ARTICLE VII

                              TERMINATION OF PLAN

     The Employer expects to continue the Plan indefinitely but reserves the right to terminate the Plan in whole or in part at any time upon giving written notice to all parties concerned. Upon complete termination of the Plan, no further Employees shall become Participants.

                                  ARTICLE VIII

                             ADMINISTRATION OF PLAN

SECTION 8.01. ADMINISTRATION.

     Subject to the provisions of this article, the Plan Administrator has complete control of the administration of the Plan. The Plan Administrator has all the powers necessary for it to properly carry out its administrative duties. Not in limitation, but in amplification of the foregoing, the Plan Administrator has the power to construe the Plan and to determine all questions that may arise under the Plan, including all questions relating to the eligibility of Employees to participate in the Plan and the amount of benefit to which any Participant, Beneficiary, spouse or contingent annuitant may become entitled. The Plan Administrator's decisions upon all matters within the scope of its authority shall be final.

     Unless otherwise set out in the Plan, the Plan Administrator may delegate recordkeeping and other duties which are necessary for the administration of the Plan to any person or firm which agrees to accept such duties. The Plan Administrator shall be entitled to rely upon all tables, valuations, certificates and reports furnished by the consultant or actuary appointed by the Plan Administrator and upon all opinions given by any counsel selected or approved by the Plan Administrator.

     The Plan Administrator shall receive all claims for benefits by Participants, former Participants, Beneficiaries, spouses, and Contingent Annuitants. The Plan Administrator shall determine all facts necessary to establish the right of any claimant to benefits and the amount of those benefits under the provisions of the Plan. The Plan Administrator may establish rules and procedures to be followed by claimants in filing claims for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the plan.

SECTION 8.02. RECORDS.

     All acts and determinations of the Plan Administrator shall be duly recorded. All these records, together with other documents necessary for the administration of the Plan, shall be preserved in the Plan Administrator's custody.

     Writing (handwriting, typing, printing), photostating, photographing, microfilming, magnetic impulse, mechanical or electrical recording or other forms of data compilation shall be acceptable means of keeping records.

SECTION 8.03. DELEGATION OF AUTHORITY.

     All or any part of the administrative duties and responsibilities under this article may be delegated by the Plan Administrator to human resources personnel.

                                   ARTICLE IX

                               GENERAL PROVISIONS

SECTION 9.01. AMENDMENTS.

     The Employer may amend this Plan at any time to comply with the requirements of any law or regulation issued by any governmental agency to which the Plan is subject.

SECTION 9.02. EMPLOYMENT STATUS.

     Nothing contained in this Plan gives an Employee the right to be retained in the Employer's employ or to interfere with the Employer's right to discharge any Employee.

SECTION 9.03. FINAL PAYMENT.

     Any final payment or distribution to a Participant or his legal representative or to any Beneficiaries, spouse or Contingent Annuitant of such Participant under the Plan provisions shall be in full satisfaction of all claims against she Plan, the Plan administrator and the Employer arising under or by virtue of the Plan.

SECTION 9.04. BENEFICIARY.

     The Beneficiary of any Supplemental Retirement Benefit payable under this Plan shall be the same as the beneficiary designated from time to time under the Defined Benefit Plan. If no beneficiary is so designated, the Supplemental Retirement Benefit shall be payable as distributed under the Defined Benefit Plan.

SECTION 9.05. NONALIENATION OF BENEFITS.

     Benefits payable under the Plan are not subject to the claims of any creditor of any Participant, Beneficiary or spouse. A Participant, Beneficiary or spouse does not have any rights to alienate, anticipate, commute, pledge, encumber or assign any of such benefits.

SECTION 9.06. CONSTRUCTION.

     The validity of the Plan or any of its provisions is determined under and construed according to Federal law and, to the extent permissible, according to the laws of the state of New York. In case any provision of this Plan is held illegal or invalid for any reason, such determination shall not affect the remaining provisions of this Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included.

SECTION 9.07. LEGAL ACTIONS.

     The Plan and the Plan Administrator are the necessary parties to any action or proceeding involving the assets held with respect to the Plan or administration of the Plan. No person employed by the Employer, no Participant, former Participant or their Beneficiaries or any other person having or claiming to have an interest in the Plan is entitled to any notice of process. A final judgment entered in any such action or proceeding shall be binding and conclusive on all persons having or claiming to have an interest in the Plan.

SECTION 9.08. WORD USAGE.

     The masculine gender, where used in this Plan, shall include the feminine gender and the singular words as used in this Plan may include the plural, unless the context indicates otherwise.

                                                                      APPENDIX A

                    SKANDIA AMERICA REINSURANCE CORPORATION
                     RESTATED SUPPLEMENTAL RETIREMENT PLAN
                                  PARTICIPANTS

                                 James F. Dowd
                              Steven J. Bensinger
                                 Fred K. Ellis
                               Charles H. Jaeger
                                 John J. Murphy
                               Thomas J. McGeough
                                J. William Greve
                               Howard N. Anderson
                               Gerald J. Sheehan
                                Bernard O. Meyer
                              Robert F. McDonnell
                                Bernard J. Mone
                                 Paul H. Myers
                                William R. Egan
                                Robert H. Burns
                               James J. Farrelly
                                 John W. Patane
                                 Albert J. Beer
                               Gregory E. Leonard
                              George E. Ratcliffe
                                Laszlo K. Gonye